                                  Exhibit 10.7
                                  ------------


                         LIST OF ALLTRISTA CORPORATION
                          EMPLOYEES WHO HAVE EXECUTED
                         CHANGE OF CONTROL AGREEMENTS





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

                                                                    Exhibit 10.7

                         LIST OF ALLTRISTA CORPORATION
                          EMPLOYEES WHO HAVE EXECUTED
                          CHANGE OF CONTROL AGREEMENTS

Elected Corporate Officers
--------------------------
Thomas B. Clark                 President and Chief Executive Officer
Jerry T. McDowell               Group Vice President, Metal Products
John F. Zappala                 Group Vice President, Plastic Products
Kevin D. Bower                  Senior Vice President and Chief Financial Officer
Garnet E. King                  Corporate Secretary and Director, Executive Services
Angela K. Knowlton              Vice President, Finance and Treasurer
J. David Tolbert                Vice President, Human Resources and Administration



Appointed Officers
------------------
Kyle L. DeJaeger                President - Industrial Plastics Company
Albert H. Giles                 President - Zinc Products Company
Charles W. Orth                 President - Unimark Plastics Company
John A. Metz                    President - Consumer Products Company
Bruce A. Neeley                 President - Triangle Plastics



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